Exhibit 10.3
[DRAFT DATE]
ADMINISTRATION AGREEMENT
among
NISSAN AUTO RECEIVABLES 20[    ]-[    ] OWNER TRUST,
as Issuer
NISSAN MOTOR ACCEPTANCE CORPORATION,
as Administrator
U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee
and
WILMINGTON TRUST COMPANY,
as Owner Trustee
Dated as of [                                        ]
(Nissan 20[    ]-[    ] Administration Agreement)

     This ADMINISTRATION AGREEMENT, dated as of [                                        ] (this “Agreement”), among NISSAN AUTO RECEIVABLES 20[    ]-[    ] OWNER TRUST, a Delaware statutory trust (the “Issuer”), NISSAN MOTOR ACCEPTANCE CORPORATION, a California corporation, as administrator (the “Administrator”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Indenture Trustee (as defined below), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee (as defined below).
WITNESSETH:
     WHEREAS, beneficial ownership interests in the Issuer represented by the Nissan Auto Receivables 20[    ]-[    ] Owner Trust Asset Backed Certificates (the “Certificates”) have been issued in connection with the formation of the Issuer pursuant to the Second Amended and Restated Trust Agreement, dated as of [                                        ] (the “Trust Agreement”), between Nissan Auto Receivables Corporation II (“NARC II”), a Delaware corporation, as depositor, and Wilmington Trust Company, as owner trustee (the “Owner Trustee”) to the owners thereof (the “Owners”);
     WHEREAS, the Issuer is issuing the Nissan Auto Receivables 20[    ]-[    ] Owner Trust [                                        ]% Asset Backed Notes, Class A-1[a], [the Nissan Auto Receivables 20[    ]-[    ] Owner Trust [                                        ]% Asset Backed Notes, Class A-1b,] the Nissan Auto Receivables 20[    ]-[    ] Owner Trust [                                        ]% Asset Backed Notes, Class A-2[a], [the Nissan Auto Receivables 20[    ]-[    ] Owner Trust [                                        ]% Asset Backed Notes, Class A-2b,] the Nissan Auto Receivables 20[    ]-[    ] Owner Trust [                                        ]% Asset Backed Notes, Class A-3[a], [the Nissan Auto Receivables 20[    ]-[    ] Owner Trust [                                        ]% Asset Backed Notes, Class A-3b,] [the Nissan Auto Receivables 20[    ]-[    ] Owner Trust [                                        ]% Asset Backed Notes, Class A-4a,] and the Nissan Auto Receivables 20[    ]-[    ] Owner Trust [                                        ]% Asset Backed Notes, Class A-4[b] (collectively, the “Notes”) pursuant to the Indenture, dated as of [                                        ], (as amended and supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”); capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Indenture, the Trust Agreement or the Sale and Servicing Agreement, dated as of [                                        ], among the Issuer, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, and NARC II, as seller (the “Sale and Servicing Agreement”), as the case may be;
     WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Certificates and the Notes, including the Purchase Agreement, dated as of [                                        ] (the “Purchase Agreement”), between NMAC, as seller, and NARC II, as purchaser, the Trust Agreement, the Indenture, this Agreement, the Securities Account Control Agreement, [the Yield Supplement Agreement,] the Note Depository Agreement and the Sale and Servicing Agreement [and the Interest Rate [Swap][Cap] Agreement(s)] (collectively, the “Basic Documents”);
     WHEREAS, pursuant to the Basic Documents, the Issuer is required to perform certain duties in connection with the Certificates, the Notes and the Collateral;

     WHEREAS, the Issuer desires to appoint NMAC as administrator to perform certain of the duties of the Issuer under the Basic Documents and to provide such additional services consistent with the terms of this Agreement and the Basic Documents as the Issuer may from time to time request; and
     WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer on the terms set forth herein;
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
     1. DUTIES OF THE ADMINISTRATOR.
          (a) Duties with respect to the Note Depository Agreement and the Indenture.
          (i) The Administrator agrees to perform all its duties as Administrator under the Basic Documents and the duties of the Issuer under the Note Depository Agreement and the Indenture. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer under the Indenture and the Note Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action by the Issuer or the Owner Trustee is necessary to comply with the Issuer’s duties under the Indenture and the Note Depository Agreement. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Note Depository Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):
     (A) preparing or obtaining the documents and instruments required for the proper authentication of Notes and delivering the same to the Indenture Trustee (Section 2.02);
     (B) appointing the Note Registrar and giving the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);
     (C) preparing the notification to Noteholders of the final principal payment on their Notes (Section 2.07(b));

     (D) preparing, obtaining and/or filing of all instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.09);
     (E) maintaining an office in the Borough of Manhattan, City of New York, for the registration of transfer or exchange of Notes (Section 3.02);
     (F) causing newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);
     (G) directing the Indenture Trustee to deposit moneys with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);
     (H) obtaining and preserving or causing the Owner Trustee to obtain and preserve the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04);
     (I) preparing all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Trust Estate (Sections 3.05 and 3.07(c));
     (J) furnishing the required Opinions of Counsel on [                                        ] and at such other times, in accordance with Sections 3.06 and 8.06 of the Indenture, and delivering the annual Officer’s Certificates and certain other statements as to compliance with the Indenture, in accordance with Section 3.09 of the Indenture (Sections 3.06, 3.09 and 8.06);
     (K) identifying to the Indenture Trustee in an Officer’s Certificate any Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07);
     (L) notifying the Indenture Trustee and the Rating Agencies of any Servicer Default pursuant to the Sale and Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement, taking all reasonable steps available to remedy such failure (Section 3.07(d));
     (M) preparing and obtaining documents and instruments required in connection with the consolidation, merger or transfer of assets of the Issuer (Section 3.10);

     (N) delivering notice to the Indenture Trustee of each Event of Default and each other default by the Servicer or the Seller under the Sale and Servicing Agreement (Section 3.19);
     (O) monitoring the Issuer’s obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer’s Certificate and obtaining the Opinion of Counsel and the Independent Certificate (as defined in the Indenture) related thereto (Section 4.01);
     (P) preparing and mailing the notification of the Indenture Trustee, the Noteholders [and the [Swap Counterparty][Cap Provider]] with respect to special payment dates, if any (Section 5.04(d));
     (Q) Intentionally Blank
     (R) preparing any Issuer Request and Officer’s Certificates and obtaining any Opinions of Counsel and Independent Certificates necessary for the release of the Trust Estate (Section 8.04);
     (S) preparing Issuer Orders and obtaining Opinions of Counsel with respect to the execution of any supplemental indentures, and mailing notices to the Noteholders [and the [Swap Counterparty][Cap Provider]] with respect thereto (Sections 9.01, 9.02 and 9.03);
     (T) executing and delivering new Notes conforming to the provisions of any supplemental indenture, as appropriate (Section 9.06);
     (U) preparing all Officer’s Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));
     (V) preparing and delivering Officer’s Certificates and obtaining Independent Certificates, if necessary, for the release of property or securities from the lien of the Indenture (Section 11.01(c));
     (W) notifying the Rating Agencies, upon any failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04);
     (X) preparing and delivering to the Noteholders[, the [Swap Counterparty][Cap Provider]] and the Indenture Trustee any agreements with respect to alternate payment and notice provisions (Section 11.06); and
     (Y) recording the Indenture, if applicable (Section 11.14).

          (ii) The Administrator shall also:
     (A) cause the Servicer to pay the Indenture Trustee from time to time the reasonable compensation provided for in the Indenture with respect to services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
     (B) reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel) to the extent the Indenture Trustee is entitled to such reimbursement by the Issuer under the Indenture;
     (C) indemnify the Indenture Trustee for, and hold it harmless against, any losses, liability or expense incurred without negligence or bad faith on the part of the Indenture Trustee, arising out of or in connection with the acceptance or administration of the trusts and duties contemplated by the Indenture, including the reasonable costs and expenses of defending themselves against any claim or liability in connection therewith to the extent the Indenture Trustee is entitled to such indemnification from the Issuer under the Indenture; and
     (D) pay the reasonable expense of any examination or investigation by the Owner Trustee undertaken pursuant to Section 7.01(e) of the Trust Agreement, and if such expense is paid by the Owner Trustee, then such expense shall be reimbursed by the Administrator upon demand.
          (b) Additional Duties.
          (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations, and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Basic Documents. Subject to Section 5 of this Agreement, and in accordance with the reasonable written directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

          (ii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to a Certificateholder as contemplated in Section 5.02(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.
          (iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Administrator set forth in Section 5.04(a), (b), (c), (d), (e) and (f) of the Trust Agreement with respect to, among other things, accounting and reports to the Certificateholders; provided, however, that the Owner Trustee shall remain exclusively responsible for the mailing of the Schedule K-1s necessary to enable each Certificateholder to prepare its federal and state income tax returns.
          (iv) If the Certificateholder is not the Administrator or any of its Affiliates, the Administrator shall satisfy its obligations with respect to clauses (ii) and (iii) above and under the Trust Agreement by retaining, at the expense of the Administrator, a firm of independent public accountants (the “Accountants”) which shall perform the obligations of the Administrator thereunder.
     In connection with paragraph (ii) above, the Administrator will cause the Accountants to provide, prior to December 1 of each year, a letter in form and substance satisfactory to the Owner Trustee as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code; provided, however, that the Certificateholder is not the Administrator or any of its Affiliates. The Accountants shall be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.
          (v) The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.
          (vi) The Administrator shall advise the Owner Trustee in all regards with respect to its duties pursuant to any Currency Swap Agreement (as defined in the Sale and Servicing Agreement) into which the Issuer enters pursuant to Section 5.02(d) of the Trust Agreement, including the recommendation of and retention, at its expense, of any such agents or advisors that are deemed by the Owner Trustee to be reasonably necessary to undertake its duties pursuant to any such Currency Swap Agreement. Pursuant to Section 5.02(d) of the Trust Agreement, if the Certificateholders notify the Administrator with respect to the Issuer’s election to enter into such a Currency Swap Agreement, the Administrator will prepare all necessary and appropriate documentation and take all of the necessary and appropriate actions to cause the Issuer to enter into such a Currency Swap Agreement on behalf of the Issuer.
          (vii) The Administrator shall perform all duties and obligations applicable to or required of the Issuer set forth in Appendix A to the Sale and Servicing Agreement in accordance with the terms and conditions thereof.
          (viii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall, on behalf of the Issuer, execute and deliver any agreements, undertakings, certifications, notices or authorizations required or that it deems advisable for purposes of the Term Asset-Backed Securities Loan Facility created and authorized by the rules of the United States Department of the Treasury and the Federal Reserve.
          (ix) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.
          (c) Non-Ministerial Matters.
          (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action (x) the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall have consented thereto or provided an alternative direction, and (y) all approvals required under the Basic Documents shall have been obtained. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:
     (A) the amendment of the Indenture or execution of any supplement to the Indenture;

     (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);
     (C) the amendment, change or modification of any of the Basic Documents;
     (D) the appointment of successor Note Registrars or successor Paying Agents pursuant to the Indenture or the appointment of successor Administrators, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations, in each case under the Indenture;
     (E) the removal of the Indenture Trustee;
     (F) [the provision of copies of any amendment or supplement to the Interest Rate [Swap][Cap] Agreement(s) to the Rating Agencies; and]
     (G) [the notification to the [Swap Counterparty][Cap Provider] of any proposed amendment or supplement to any of the Basic Documents.]
          (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not (x) make any payments to the Noteholders [or the [Swap Counterparty][Cap Provider]] under the Basic Documents, (y) sell the Trust Estate pursuant to Section 5.04 of the Indenture or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.
     (d) Currency Swap Agreement. As set forth in Section [5.11] of the Sale and Servicing Agreement, the Issuer may enter into a Currency Swap Agreement with a Currency Swap Counterparty to swap amounts payable to Certificateholders from U.S. dollars to Japanese yen, according to the terms set forth in Section [5.11] of the Sale and Servicing Agreement and Section 5.02(d) of the Trust Agreement.
     2. RECORDS. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Owner Trustee and the Indenture Trustee at any time during normal business hours upon reasonable advance written notice.
     3. COMPENSATION. As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to a fee of $200.00 per month, which shall be solely an obligation of the Servicer.

     4. ADDITIONAL INFORMATION TO BE FURNISHED TO THE ISSUER. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.
     5. INDEPENDENCE OF THE ADMINISTRATOR. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Owner Trustee or the Indenture Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer hereunder or otherwise, the Administrator shall have no authority to act for or represent the Issuer, the Owner Trustee or the Indenture Trustee, and shall not otherwise be or be deemed an agent of the Issuer, the Owner Trustee or the Indenture Trustee.
     6. NO JOINT VENTURE. Nothing contained in this Agreement shall (i) constitute the Administrator and any of the Issuer, the Owner Trustee or the Indenture Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) be construed to impose any liability as such on any of them or (iii) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.
     7. OTHER ACTIVITIES OF ADMINISTRATOR. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its or their sole discretion, from acting as an administrator for any other person or entity, or in a similar capacity therefor, even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.
     8. TERM OF AGREEMENT; RESIGNATION AND REMOVAL OF ADMINISTRATOR.
     (a) This Agreement shall continue in force until the termination of the Issuer, upon which event this Agreement shall automatically terminate.
     (b) Subject to Sections 8(e) and 8(f), the Administrator may resign by providing the Issuer with at least 30 days’ prior written notice.
     (c) Subject to Sections 8(e) and 8(f), the Issuer may remove the Administrator without cause by providing the Administrator at least 30 days’ prior written notice.
     (d) Subject to Sections 8(e) and 8(f), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:
          (i) the Administrator shall fail to perform in any material respect any of its duties under this Agreement and, after notice of such default, shall not cure such default within 10 days (or, if such default cannot be cured in such time, shall not give within such 10 days such assurance of timely and complete cure as shall be reasonably satisfactory to the Issuer);

          (ii) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator, receiver or liquidator for the Administrator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or
          (iii) the consent by the Administrator to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Administrator of or relating to substantially all of their property, or the Administrator shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.
     The Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuer, the Owner Trustee and the Indenture Trustee within seven days after the occurrence of such event.
     (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement on substantially the same terms as the Administrator is bound hereunder.
     (f) The appointment of any successor Administrator shall be effective only after (i) each Rating Agency (other than [Moody’s and Fitch]) has provided to the Owner Trustee and the Indenture Trustee notice that the proposed appointment will not cause it to downgrade, qualify or withdraw its rating assigned to any Class of Notes or the Certificates or (ii) each Rating Agency (other than [Moody’s and Fitch]) shall have been given notice of such event or action at least ten (10) days prior to such event (or, if ten (10) days’ advance notice is impracticable, as much advance notice as is practicable) and such Rating Agency shall not have issued any written notice that the occurrence of such event will cause it to downgrade, qualify or withdraw its rating assigned to any Class of Notes or the Certificates. Promptly after the appointment of any successor Administrator, the Owner Trustee will provide notice of such appointment to [Moody’s and Fitch] (so long as such Rating Agency is then rating any outstanding Notes).
     (g) Subject to Section 8(e) and 8(f), the Administrator acknowledges that upon the appointment of a Successor Servicer pursuant to the Sale and Servicing Agreement, the Administrator shall immediately resign and such Successor Servicer shall automatically succeed to the rights, duties and obligations of the Administrator under this Agreement.
     9. ACTION UPON TERMINATION, RESIGNATION OR REMOVAL. Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) or the resignation or removal of the Administrator pursuant to Section 8(b) or 8(c) or 8(d), the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to or to the order of the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(b) or 8(c) or 8(d), the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.
     10. NOTICES. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

(a)	if to the Issuer or the Owner Trustee, to:

Nissan Auto Receivables 20[ ]-[ ] Owner Trust
In care of: Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
Attention: Nissan Auto Receivables 20[ ]-[ ] Owner Trust

with a copy to:

Nissan Auto Receivables 20[ ]-[ ] Owner Trust
In care of: Nissan Motor Acceptance Corporation
One Nissan Way
Franklin, TN 37067
Attention: Treasurer

(b)	if to the Administrator, to:

Nissan Motor Acceptance Corporation
One Nissan Way
Franklin, TN 37067
Attention: Treasurer

(c)	if to the Indenture Trustee, to:

U.S. Bank National Association
209 South LaSalle Street, Suite 300
Chicago, IL 60604
Telecopier No.: (312) 325-8905
or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above.
     11. AMENDMENTS. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator, and the Indenture Trustee, with the consent of the Owner Trustee but without the consent of any Noteholders, any Certificateholder [or the [Swap Counterparty][Cap Provider]], for the purpose of adding any provisions to or modifying or changing in any manner or eliminating any of the provisions of this Agreement; provided that such amendment does not and will not, in the Opinion of Counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any Noteholder, any Certificateholder [or the [Swap Counterparty][Cap Provider]]. This Agreement may also be amended from time to time by the Issuer, the Administrator, and the Indenture Trustee with the consent of the Owner Trustee and (i) the holders of Notes evidencing a majority of the Outstanding Amount of the Notes, voting as a single class; or (ii) in the case of any amendment that does not adversely affect the Indenture Trustee, the Noteholders [or the [Swap Counterparty][Cap Provider]] (as evidenced by an Officer’s Certificate of the Servicer and an outside Opinion of Counsel indicating that such amendment will not adversely affect the Indenture Trustee or the Noteholders [or the [Swap Counterparty][Cap Provider]]), the holders of the Certificates evidencing a majority of the outstanding Certificate Balance of the Certificates (but excluding for purposes of calculation and action all Certificates held by the Seller, the Servicer or any of their Affiliates unless at such time all Certificates are then owned by the Seller, the Servicer and their Affiliates), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of those Noteholders, Certificateholders [or the [Swap Counterparty][Cap Provider]] which are not covered by the immediately preceding sentence. [Notwithstanding the foregoing, the Issuer shall not amend the Agreement in any way that would materially and adversely affect the rights of the [Swap Counterparty][Cap Provider] without the consent of the [Swap Counterparty][Cap Provider]; provided that the [Swap Counterparty’s][Cap Provider’s] consent to any such amendment shall not be unreasonably withheld, and provided, further that the [Swap Counterparty’s][Cap Provider’s] consent will be deemed to have been given if the [Swap Counterparty][Cap Provider] does not object in writing within 10 days of receipt of a written request for such consent.]
     12. SUCCESSOR AND ASSIGNS. This Agreement may not be assigned by the Administrator unless such assignment is consented to in writing by the Issuer, the Owner Trustee and the Indenture Trustee, and the conditions precedent to appointment of a successor Administrator set forth in Section 8 are satisfied. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer, the Owner Trustee and the Indenture Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

     13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
     14. NO PETITION. The Administrator, by entering into this Administration Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law, in connection with any obligations relating to the Notes, the Certificates or any of the Basic Documents.
     15. HEADINGS. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.
     16. COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.
     17. SEVERABILITY OF PROVISIONS. If any one or more of the agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the other rights of the parties hereto.
     18. NOT APPLICABLE TO NMAC IN OTHER CAPACITIES. Nothing in this Agreement shall affect any obligation, right or benefit NMAC may have in any other capacity or under any Basic Document.
     19. LIMITATION OF LIABILITY OF OWNER TRUSTEE AND INDENTURE TRUSTEE. Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and U.S. Bank National Association, not in its individual capacity but solely in its capacity as Indenture Trustee under the Indenture and in no event shall Wilmington Trust Company in its individual capacity, U.S. Bank, in its individual capacity, or any Certificateholder have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. Additionally, the Indenture Trustee in its capacity hereunder shall be afforded the same indemnities, protections, rights, powers and immunities set forth in the Indenture as if such indemnities, protections, rights, powers and immunities were specifically set forth herein.
     20. [LIMITATION OF RIGHTS. All of the rights of the [Swap Counterparty][Cap Provider] in, to and under this Agreement, if any, shall terminate upon the termination of the

Interest Rate [Swap][Cap] Agreement(s) in accordance with the terms thereof and the payment in full of all amounts owing to the [Swap Counterparty][Cap Provider] under such Interest Rate [Swap][Cap] Agreement(s).]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

NISSAN AUTO RECEIVABLES 20[ ]-[ ] OWNER TRUST
By:	WILMINGTON TRUST COMPANY,
not in its individual capacity but solely as
Owner Trustee

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee
By:
Name:
Title:

NISSAN MOTOR ACCEPTANCE CORPORATION, as Administrator
By:
	Name:	Steven R. Lambert
	Title:	President

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee
By:
Name:
Title:

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